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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 26, 2007

STONELEIGH PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33502	20-3483933
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Marshall St., Suite 104, South Norwalk, CT	06854
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 663-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Stoneleigh Partners Acquisition Corp. (the “Company”) has been advised by HCFP/Brenner Securities LLC, the representative of the underwriters in the Company’s initial public offering, which was consummated on June 4, 2007, that the common stock and warrants included in its units will be separately traded effective as of June 26, 2007.

The common stock and warrants will be traded on the American Stock Exchange under the symbols SOC and SOC.WS, respectively.

Item 9.01.  Financial Statements and Exhibits

(c)    Exhibits:

            Exhibit 99.1    Press release dated June 25, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2007	STONELEIGH PARTNERS ACQUISITION CORP.

	By:	/s/ James A. Coyne
Name: James A. Coyne
Title: Vice Chairman & CFO